Technology Intellectual Property	6 Months Ended
Jun. 30, 2013
Goodwill and Intangible Assets Disclosure [Abstract]
Technology Intellectual Property

3.	Technology Intellectual Property
	Cost $	Accumulated amortization $	Write-down $	June 30, 2013 Net carrying value $	December 31, 2012 Net carrying value $

iPMine technology	10,000,300	832	9,970,020	29,448	–

On January 2, 2013, the Company signed an exclusive licensing and distribution agreement (the “License Agreement”) to sell and market the iPMine communication and mine safety system for underground mines for the European continent. The terms of the agreement includes exclusivity for the European market for a five year term renewable with an additional five year term and first right of refusal to acquire 100% of the iPMine intellectual property. The Company issued 300,000 shares of common stock with a fair value of $300 to the licensor.

On January 14, 2013, the Company acquired 100% ownership of newly created iPTerra. for $5,500, which is to be paid to the seller within a one year period from the closing date. The iPMine system will operate under iPTerra.

On March 22, 2013, the Company exercised its option under the License Agreement to acquire 100% ownership of the iPMine communication and mine safety system. The Company acquired 100% of the iPMine intellectual property for total consideration of $10,000,000 comprised of 20,000,000 shares of common stock with a fair value of $20,000 and the assumption of $9,980,000 in debt owing to two companies controlled by a director of the Company (the director also became the President and Chief Executive Officer of the Company on April 17, 2013). The debt was non-interest bearing, due on demand, and secured by the iPMine technology. On May 10, 2013, the Company entered into an agreement to convert the debt into non-interest bearing convertible promissory notes. Refer to Note 8.

On March 31, 2013, the Company recognized a write down of $9,970,020 due to the uncertainty of expected future cash flows.